Exhibit 99.2

The	Supplementary	March 31, 2007
Chubb	Investor
Corporation	Information
This report is for informational purposes only. It should be read in conjunction with documents filed by
The Chubb Corporation with the Securities and Exchange Commission, including the most recent
Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION
SUPPLEMENTARY INVESTOR INFORMATION
TABLE OF CONTENTS
MARCH 31, 2007

Page
The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Share Repurchase Activity	2

Summary of Invested Assets:
Corporate	3
Property and Casualty	3

Investment Income After Taxes:
Corporate	4
Property and Casualty	4

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	4
Change in Net Unpaid Losses	5
Underwriting Results	6-10

Definitions of Key Terms	11

THE CHUBB CORPORATION
CONSOLIDATED BALANCE SHEET HIGHLIGHTS

	Mar. 31	Dec. 31
	2007	2006
	(in millions)
Invested Assets (at carrying value)
Short Term Investments	$2,360	$2,254
Fixed Maturities
Tax Exempt	18,126	17,748
Taxable	14,495	14,218
Equity Securities	2,037	1,957
Other Invested Assets	1,655	1,516

Total Invested Assets	$38,673	$37,693

Unrealized Appreciation of Fixed Maturities Carried at Amortized Cost	$7	$7

Capitalization
Long Term Debt	$3,335	$2,466
Shareholders’ Equity	13,873	13,863

Total Capitalization	$17,208	$16,329

DEBT AS A PERCENTAGE OF TOTAL CAPITALIZATION	19.4%	15.1%

Actual Common Shares Outstanding	401.5	411.3

Book Value Per Common Share	$34.55	$33.71

Book Value Per Common Share, with
Available-for-Sale Fixed Maturities at Amortized Cost	$34.28	$33.38

THE CHUBB CORPORATION
SHARE REPURCHASE ACTIVITY
(dollars in millions, except per share amounts)

	Three Months	From
	Ended	December 2005
	March 31, 2007	to March 31, 2007
Cost of Shares Repurchased	$605	$1,997

Average Cost Per Share	$51.12	$49.94

Shares Repurchased	11,835,577	39,989,639
In December 2005, the Board of Directors authorized the repurchase of up to 28,000,000 shares of the Corporation’s common stock. No shares remain under the 2005 share repurchase authorization.
In December 2006, the Board of Directors authorized the repurchase of up to 20,000,000 shares of the Corporation's common stock. In March 2007, the Board of Directors authorized an increase of 20,000,000 shares to the authorization approved in December 2006. The authorizations have no expiration date. As of March 31, 2007, 28,010,361 shares remained under the share repurchase authorizations.

THE CHUBB CORPORATION
SUMMARY OF INVESTED ASSETS
CORPORATE

	Cost or		Market		Carrying
	Amortized Cost		Value		Value
	Mar. 31	Dec. 31	Mar. 31	Dec. 31	Mar. 31	Dec. 31
	2007	2006	2007	2006	2007	2006
	(in millions)
Short Term Investments	$1,294	$793	$1,294	$793	$1,294	$793

Taxable Fixed Maturities	1,133	1,160	1,115	1,138	1,115	1,138

Equity Securities	289	289	408	416	408	416

TOTAL	$2,716	$2,242	$2,817	$2,347	$2,817	$2,347

PROPERTY AND CASUALTY

	Cost or		Market		Carrying
	Amortized Cost		Value		Value
	Mar. 31	Dec. 31	Mar. 31	Dec. 31	Mar. 31	Dec. 31
	2007	2006	2007	2006	2007	2006
	(in millions)
Short Term Investments	$1,066	$1,461	$1,066	$1,461	$1,066	$1,461

Fixed Maturities

Tax Exempt	17,865	17,449	18,133	17,755	18,126	17,748

Taxable	13,452	13,150	13,380	13,080	13,380	13,080

Common Stocks	1,294	1,235	1,584	1,502	1,584	1,502

Preferred Stocks	41	37	45	39	45	39

Other Invested Assets	1,655	1,516	1,655	1,516	1,655	1,516

TOTAL	$35,373	$34,848	$35,863	$35,353	$35,856	$35,346

THE CHUBB CORPORATION
INVESTMENT INCOME AFTER TAXES

	THREE MONTHS ENDED
	MARCH 31
	2007	2006
	(in millions)
CORPORATE INVESTMENT INCOME	$ 14	$ 15

PROPERTY AND CASUALTY INVESTMENT INCOME

Tax Exempt Interest	$178	$164
Taxable Interest	118	111
Other	16	10
Investment Expenses	(7)	(6)

TOTAL	$305	$279

Effective Tax Rate	19.9%	19.8%

After Tax Annualized Yield	3.45%	3.45%

After tax annualized yield is based on the average invested assets for the periods presented with fixed maturities at amortized cost and equity securities at market value.
STATUTORY POLICYHOLDERS’ SURPLUS

	Mar. 31	Dec. 31	Mar. 31
	2007	2006	2006
		(in millions)
Estimated Statutory Policyholders’ Surplus	$11,950	$11,357	$9,650

Rolling Year Statutory Net Premiums Written	11,899	11,967	12,112

Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	1.00:1	1.05:1	1.26:1

Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION
PROPERTY AND CASUALTY
CHANGE IN NET UNPAID LOSSES
THREE MONTHS ENDED MARCH 31, 2007

	Net Unpaid Losses				All Other
				IBNR	Unpaid Losses
			Increase	Increase	Increase
	3/31/07	12/31/06	(Decrease)	(Decrease)	(Decrease)
			(in millions)
Personal Insurance

Automobile	$ 423	$ 425	(2)	$ 3	(5)
Homeowners	642	665	(23)	(4)	(19)
Other	674	657	17	36	(19)

Total Personal	1,739	1,747	(8)	35	(43)

Commercial Insurance

Multiple Peril	1,588	1,593	(5)	16	(21)
Casualty	5,268	5,213	55	84	(29)
Workers’ Compensation	1,781	1,740	41	46	(5)
Property and Marine	702	678	24	16	8

Total Commercial	9,339	9,224	115	162	(47)

Specialty Insurance

Professional Liability	7,351	7,288	63	147	(84)
Surety	59	59	—	—	—

Total Specialty	7,410	7,347	63	147	(84)

Total Insurance	18,488	18,318	170	344	(174)

Reinsurance Assumed	1,331	1,381	(50)	(42)	(8)

Total	$19,819	$19,699	$120	$302	$(182)

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2007 AND 2006
(MILLIONS OF DOLLARS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2007	2006	2007	2006	2007	2006	2007	2006
Net Premiums Written	$147	$155	$520	$488	$173	$149	$840	$792
Increase (Decrease) in Unearned Premiums	(18)	(9)	(55)	(46)	19	10	(54)	(45)

Net Premiums Earned	165	164	575	534	154	139	894	837

Net Losses Paid	110	98	243	236	80	87	433	421
Increase (Decrease) in Outstanding Losses	(2)	3	(23)	(13)	17	(2)	(8)	(12)

Net Losses Incurred	108	101	220	223	97	85	425	409

Expenses Incurred	44	44	171	156	52	44	267	244

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income	$13	$19	$184	$155	$5	$10	$202	$184

Ratios After Dividends to Policyholders:

Loss	65.5%	61.6%	38.2%	41.7%	63.0%	61.2%	47.5%	48.9%
Expense	29.9	28.4	32.9	32.0	30.1	29.5	31.8	30.8

Combined	95.4%	90.0%	71.1%	73.7%	93.1%	90.7%	79.3%	79.7%

Premiums Written as a % of Total	5.1%	5.3%	18.1%	16.7%	6.0%	5.1%	29.2%	27.1%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2007 AND 2006
(MILLIONS OF DOLLARS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Net Premiums Written	$307	$326	$441	$440	$257	$256	$301	$303	$1,306	$1,325
Increase (Decrease) in Unearned Premiums	(13)	(1)	12	5	29	26	1	16	29	46

Net Premiums Earned	320	327	429	435	228	230	300	287	1,277	1,279

Net Losses Paid	160	129	230	191	86	82	145	150	621	552
Increase (Decrease) in Outstanding Losses	(5)	(3)	55	99	41	49	24	(57)	115	88

Net Losses Incurred	155	126	285	290	127	131	169	93	736	640

Expenses Incurred	107	104	123	122	52	49	111	101	393	376

Dividends Incurred	—	—	—	—	4	7	—	—	4	7

Statutory Underwriting Income	$58	$97	$21	$23	$45	$43	$20	$93	$144	$256

Ratios After Dividends to Policyholders:

Loss	48.4%	38.5%	66.4%	66.7%	56.7%	58.7%	56.3%	32.4%	57.8%	50.3%
Expense	34.9	31.9	27.9	27.7	20.6	19.7	36.9	33.3	30.2	28.5

Combined	83.3%	70.4%	94.3%	94.4%	77.3%	78.4%	93.2%	65.7%	88.0%	78.8%

Premiums Written as a % of Total	10.7%	11.1%	15.4%	15.0%	9.0%	8.8%	10.5%	10.4%	45.6%	45.3%

THE CHUBB CORPORATION – WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2007 AND
(MILLIONS OF DOLLARS)

	Professional				Total
	Liability		Surety		Specialty
	2007	2006	2007	2006	2007	2006
Net Premiums Written	$597	$615	$84	$65	$681	$680
Increase (Decrease) in Unearned Premiums	(66)	(70)	6	1	(60)	(69)

Net Premiums Earned	663	685	78	64	741	749

Net Losses Paid	354	236	1	(1)	355	235
Increase (Decrease) in Outstanding Losses	63	244	—	3	63	247

Net Losses Incurred	417	480	1	2	418	482

Expenses Incurred	156	157	25	22	181	179

Dividends Incurred	—	—	1	—	1	—

Statutory Underwriting Income	$90	$48	$51	$40	$141	$88

Ratios After Dividends to Policyholders:

Loss	62.9%	70.1%	1.3%	3.1%	56.5%	64.4%
Expense	26.1	25.5	30.1	33.9	26.6	26.3

Combined	89.0%	95.6%	31.4%	37.0%	83.1%	90.7%

Premiums Written as a % of Total	20.9%	21.0%	2.9%	2.2%	23.8%	23.2%

THE CHUBB CORPORATION – WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2007 AND 2006
(MILLIONS OF DOLLARS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2007	2006	2007	2006	2007	2006
Net Premiums Written	$2,827	$2,797	$40	$128	$2,867	$2,925
Increase (Decrease) in Unearned Premiums	(85)	(68)	(33)	(26)	(118)	(94)

Net Premiums Earned	2,912	2,865	73	154	2,985	3,019

Net Losses Paid	1,409	1,208	51	92	1,460	1,300
Increase (Decrease) in Outstanding Losses	170	323	(50)	(5)	120	318

Net Losses Incurred	1,579	1,531	1	87	1,580	1,618

Expenses Incurred	841	799	29	51	870	850

Dividends Incurred	5	7	—	—	5	7

Statutory Underwriting Income	$487	$528	$43	$16	530	544

Decrease in Deferred Acquisition Costs					(3)	(8)

GAAP Underwriting Income					$527	$536

Ratios After Dividends to Policyholders:

Loss	54.3%	53.6%	*	*	53.0%	53.8%
Expense	29.8	28.6	*	*	30.4	29.1

Combined	84.1%	82.2%	*	*	83.4%	82.9%

Premiums Written as a % of Total	98.6%	95.6%	1.4%	4.4%	100.0%	100.0%

*	Combined, loss, and expense ratios will no longer be presented for Reinsurance Assumed since this business is in run-off.

THE CHUBB CORPORATION – WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2007 AND 2006
(MILLIONS OF DOLLARS)

					Worldwide
	United States		Foreign		Total
	2007	2006	2007	2006	2007	2006
Net Premiums Written	$2,166	$2,268	$701	$657	$2,867	$2,925
Increase (Decrease) in Unearned Premiums	(183)	(176)	65	82	(118)	(94)

Net Premiums Earned	2,349	2,444	636	575	2,985	3,019

Net Losses Paid	1,167	1,093	293	207	1,460	1,300
Increase (Decrease) in Outstanding Losses	113	237	7	81	120	318

Net Losses Incurred	1,280	1,330	300	288	1,580	1,618

Expenses Incurred	623	621	247	229	870	850

Dividends Incurred	5	7	—	—	5	7

Statutory Underwriting Income	$441	$486	$89	$58	530	544

Decrease in Deferred Acquisition Costs					(3)	(8)

GAAP Underwriting Income					$527	$536

Ratios After Dividends to Policyholders:

Loss	54.6%	54.6%	47.2%	50.1%	53.0%	53.8%
Expense	28.8	27.5	35.2	34.9	30.4	29.1

Combined	83.4%	82.1%	82.4%	85.0%	83.4%	82.9%

Premiums Written as a % of Total	75.5%	77.5%	24.5%	22.5%	100.0%	100.0%

THE CHUBB CORPORATION
Definitions of Key Terms
Underwriting Income (Loss)
Management evaluates underwriting results separately from investment results. The underwriting operations consistof four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.
Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.
Property and Casualty Investment Income After Income Tax
Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment performance because it reflects the impact of any change in the proportion of the investment portfolio invested in tax-exempt securities and is therefore more meaningful for analysis purposes than investment income before income taxes.
Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost
Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income, the after-tax appreciation or depreciation on the Corporation’s available-for-sale fixed maturities, which are carried at market value. The appreciation or depreciation on available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.
Combined Ratio or Combined Loss and Expense Ratio
The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.